EXHIBIT 10.3

                             INTERCREDITOR AGREEMENT

         INTERCREDITOR AGREEMENT ("AGREEMENT"), dated as of December 14, 2004, among GMAC COMMERCIAL FINANCE LLC ("GMAC CF"), UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION ("UPS"), T.R. Winston & Company, as agent (in such capacity, "AGENT") for itself and the subordinated secured lenders party to the Debentures referred to below (such subordinated secured lenders, the "DEBENTURE HOLDERS"), and TARRANT APPAREL GROUP (d/b/a Fashion Resource), a California corporation ("TARRANT").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, GMAC CF, Tarrant, FASHION RESOURCE (TCL), INC., a California corporation ("FR"), TAG MEX, INC., a California corporation ("MEX"), UNITED APPAREL VENTURES, LLC, a California limited liability company ("United"), PRIVATE BRANDS, INC., a California corporation ("PRIVATE BRANDS"), and NO! JEANS, INC. ("NO! JEANS"), a California corporation (collectively, the "GMAC CF OBLIGORS") have agreed to amend and restate the prior GMAC CF Credit Agreement in its entirety as set forth in that certain Factoring Agreement effective as of September 29, 2004 (as amended, restated, modified or otherwise supplemented from time to time, the "GMAC CF FACTORING Agreement"); and

         WHEREAS, to secure its obligations pursuant to the GMAC CF Factoring Agreement, Tarrant and the other GMAC CF Obligors each granted in favor of GMAC CF, a security interest in certain of its personal property as more fully set forth hereafter; and

         WHEREAS, Tarrant Company Limited ("TCL"), Marble Limited ("ML") and Trade Link Holdings Limited ("TLHL" and together with TCL and ML, collectively, "TARRANT SUBSIDIARIES" and each, a "TARRANT SUBSIDIARY"), each a corporation organized under the laws of Hong Kong, and UPS are each party to that certain Syndicated Letter of Credit Facility Agreement dated June 13, 2002 (the "UPS CREDIT FACILITY") pursuant to which UPS has extended a revolving letter of credit facility to Tarrant Subsidiaries to finance the purchase and processing of certain inventory from time to time by, or for the benefit of, Tarrant Subsidiaries; and

         WHEREAS, each of Tarrant and FR has executed and delivered that certain Guaranty and Security Agreement dated as of May 30, 2002, in favor of UPS, guaranteeing the obligations of Tarrant Subsidiaries to UPS arising under the UPS Credit Facility (the "GUARANTEED UPS OBLIGATIONS") and, to secure the Guaranteed UPS Obligations, each of Tarrant and FR (collectively, the "UPS OBLIGORS") has granted therein in favor of UPS a security interest in certain of its personal property as more fully set forth hereafter; and

         WHEREAS, GMAC CF, UPS, Tarrant, and certain other controlled subsidiaries of Tarrant are parties to that certain Amended and Restated Intercreditor Agreement dated as of December 13, 2004 (the "GMAC CF/UPS INTERCREDITOR AGREEMENT"); and

         WHEREAS, in connection with the issuance and sale by Tarrant of 6% Secured Convertible Debentures due December 14, 2007, in the original aggregate principal amount of $10,000,000 (the "DEBENTURES"), which Debentures are secured by a subordinated security interest in the Subordinated Collateral (as defined below), GMAC CF, UPS, Agent and Tarrant have agreed to enter into this Agreement as set forth herein;

         NOW, THEREFORE, the parties agree as follows:


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         SECTION 1. DEFINITIONS.  As used herein (except as otherwise  expressly provided), the following terms shall have the meanings herein specified. Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular. All terms defined in the Uniform Commercial Code, unless otherwise defined herein, shall have the meanings set forth therein.

         "BUSINESS DAY" means any day other than a day on which commercial banks are authorized or required to close in Atlanta, Georgia or New York, New York.

         "COLLATERAL" means, collectively, the GMAC CF Collateral and the UPS Collateral.

         "CREDITORS" means GMAC CF, UPS, Agent and the Debenture Holders, and their respective successors and assigns.

         "DEBTOR" shall mean Tarrant, any GMAC CF Obligor or any UPS Obligor.

         "GMAC CF COLLATERAL" has the meaning set forth on SCHEDULE 1 hereto.

         "GMAC CF DEBT" means all indebtedness, obligations and liabilities of any GMAC CF Obligor, direct or indirect, absolute or contingent, to GMAC CF or in connection with any of the GMAC CF Loan Documents until the irrevocable payment in full of all principal, interest and other amounts thereunder, in each case including, without limitation, interest accruing from and after the commencement of a voluntary or involuntary bankruptcy proceeding whether or not such interest is paid or payable to the applicable Creditor.

         "GMAC CF LOAN DOCUMENTS" shall mean collectively, the GMAC CF Factoring Agreement and all agreements, documents and instruments at any time executed and/or delivered by Tarrant or any of the subsidiaries of Tarrant a party thereto or any other person to, with or in favor of GMAC CF in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

         "INSOLVENCY PROCEEDING" shall mean, as to any Debtor any of the following, occurring after the date hereof: (a) any case or proceeding with respect to such Person under the U.S. Bankruptcy Code, any other federal, state or provincial bankruptcy, insolvency, reorganization or other law affecting creditors' rights generally or any other or similar proceedings of any other jurisdiction or otherwise seeking any stay, reorganization, arrangement, liquidation, dissolution, composition or readjustment of the obligations and indebtedness of such Person or (b) any proceeding seeking the appointment of any receiver, administrative receiver, receiver and manager, examiner, judicial custodian, trustee, liquidator, official manager, administrator or similar official for such Person or any material part of its properties or (c) any proceedings for liquidation, dissolution or other winding up of the business of such Person or (d) the sale of all or substantially all of the assets or capital stock of such Person or (e) any assignment for the benefit of creditors or any marshaling of assets of such Person.


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         "LOAN AGREEMENTS" means the GMAC CF Factoring Agreement, the UPS Credit
Facility, and the Debentures.

         "LOAN DOCUMENTS" means the GMAC CF Loan Documents, the UPS Loan Documents, and the Subordinated Loan Documents.

         "OBLIGATIONS" means all indebtedness, obligations and liabilities of any Person, direct or indirect, absolute or contingent, to any of the Creditors or in connection with any of the Loan Documents until the irrevocable payment in full of all principal, interest and other amounts thereunder, in each case including, without limitation, interest accruing from and after the commencement of a voluntary or involuntary bankruptcy proceeding whether or not such interest is paid or payable to the applicable Creditor.

         "PERSON" or "PERSON" shall mean any individual, sole proprietorship, partnership, corporation (including, without imitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

         "SENIOR CREDITORS" shall mean individually and collectively GMAC CF and UPS.

         "SENIOR DEBT" shall mean individually and collectively the GMAC CF Debt and the UPS Debt.

         "SUBORDINATED  COLLATERAL"  has the  meaning  set forth on  SCHEDULE  3 hereto.

         "SUBORDINATED CREDITORS" shall mean individually and collectively the Agent and the Debenture Holders.

         "SUBORDINATED INDEBTEDNESS" means all indebtedness, obligations and liabilities of Tarrant, direct or indirect, absolute or contingent, to the Subordinated Creditors or in connection with any of the Subordinated Loan Documents until the irrevocable payment in full of all principal, interest and other amounts thereunder, in each case including, without limitation, interest accruing from and after the commencement of a voluntary or involuntary bankruptcy proceeding whether or not such interest is paid or payable to the Subordinated Creditors.

         "SUBORDINATED LOAN DOCUMENTS" shall mean, collectively, the Debentures and all agreements, documents and instruments at any time executed and/or delivered by Tarrant to, with or in favor of the Debenture Holders or the Agent, for the ratable benefit of the Debenture Holders, in connection with or related to the Debentures, other than the Registration Rights Agreement with respect to the shares of Common Stock underlying the Debentures, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time as permitted by this Agreement.

         "SUBSIDIARY STOCK" shall mean all of the issued and outstanding shares of stock of a any Debtor (other than Tarrant), directly or indirectly, owned or controlled, by Tarrant.


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


         "UCC" or "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in any applicable jurisdiction.

         "UPS COLLATERAL" has the meaning set forth on SCHEDULE 2 hereto.

         "UPS DEBT" means all indebtedness, obligations and liabilities of any UPS Obligor, direct or indirect, absolute or contingent, to UPS or in connection with any of the UPS Loan Documents until the irrevocable payment in full of all principal, interest and other amounts thereunder, in each case including, without limitation, interest accruing from and after the commencement of a voluntary or involuntary bankruptcy proceeding whether or not such interest is paid or payable to the applicable Creditor.

         "UPS LOAN DOCUMENTS" shall mean collectively, the UPS Credit Facility and all agreements, documents and instruments at any time executed and/or delivered by Tarrant, any of the subsidiaries of Tarrant a party thereto, or Tarrant Subsidiaries or any other person to, with or in favor of UPS, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

         SECTION 2. CONSENT; PRIORITY OF LIENS; ACKNOWLEDGEMENTS OF SECURITY INTEREST; EXISTING AGREEMENT.

         (a) CONSENT. Notwithstanding any negative pledge or other restriction in the GMAC CF Loan Documents or the UPS Loan Documents, each of GMAC CF and UPS hereby consents to the transactions contemplated by the Subordinated Loan Documents including the loans to Tarrant evidenced by the Debentures and the lien and pledge of the Subordinated Collateral by Tarrant in favor of Agent, for the ratable benefit of the Debenture Holders.

         (b)      PRIORITY OF LIENS.

                  (i)      Notwithstanding  anything to the contrary  including,
         without limitation, the date, time, manner or order of perfection or attachment of the security interests and liens on the Collateral granted by Tarrant to either of the Senior Creditors or the Subordinated Creditors, and notwithstanding the usual application of the priority provisions of the UCC or any other applicable law or judicial decision of any jurisdiction, or whether any Subordinated Creditor holds possession of all or any part of the Collateral, or if a Secured Creditor or a Subordinated Creditor is perfected without filing or possession in any part of the Collateral, the parties hereto agree that the Lien in favor of GMAC CF on the GMAC CF Collateral and the Lien in favor of UPS on the UPS Collateral shall be first, senior and prior security interests and Liens on the Collateral, prior in interest and superior to the Lien of the Subordinated Creditors on the Subordinated Collateral.

                  (ii) No Subordinated Creditor shall contest the validity, perfection or enforceability of the Liens on the GMAC CF Collateral and the UPS Collateral or any other Lien or security interest granted to any Senior Creditor by Tarrant or any other Debtor, or any payment on the GMAC CF Debt or the UPS Debt or the allowance of the GMAC CF Debt or the UPS Debt as a senior secured claim, and Agent, on behalf of Agent and the Debenture Holders,


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


         agrees to cooperate in the defense of any action contesting the validity, perfection or enforceability of such Liens or security interests or such payment or allowance.

         (c) ACKNOWLEDGMENTS. Agent, for the ratable benefit of the Debenture Holders, shall hold no lien or have any security interest in any of the GMAC CF Collateral or UPS Collateral or any other assets of Tarrant, including any Subsidiary Stock, or any other Debtor except for the Subordinated Collateral.

         (d) EXISTING INTERCREDITOR AGREEMENT. Nothing herein is intended to, and shall not, amend or modify the terms of the Existing Intercreditor Agreement or the rights and obligations of GMAC CF and UPS, as between such parties, under the Existing Intercreditor Agreement.

         SECTION 3. OTHER AGREEMENTS.

         (a)      TURNOVER  OF  PROCEEDS.  Agent,  on  behalf  of Agent  and the
Debenture Holders, agrees that it will hold any proceeds of any GMAC CF Collateral that it may receive for the account of GMAC CF and pay, in like money and funds, any such amounts that it may receive to GMAC CF promptly upon receipt. Agent, on behalf of Agent and the Debenture Holders, agrees that it will hold any proceeds of any UPS Collateral for the account of UPS, and pay, in like money and funds, any such amounts that it may receive to UPS promptly upon receipt. Notwithstanding any provision of any insurance policy or assignment to the contrary, if Agent, for the ratable benefit of the Debenture Holders, receives any insurance proceeds paid or payable as a result of casualty, loss, theft or other event relating to the GMAC CF Collateral, Agent shall hold such proceeds in trust for GMAC CF and will promptly deliver the same to GMAC CF in the form received, accompanied by any necessary assignments or endorsements. Notwithstanding any provision of any insurance policy or assignment to the contrary, if Agent, for the ratable benefit of the Debenture Holders, receives any insurance proceeds paid or payable as a result of casualty, loss, theft or other event relating to the UPS Collateral, Agent shall hold such proceeds in trust for UPS and will promptly deliver the same to UPS in the form received, accompanied by any necessary assignments or endorsements.

         (b) LIMITATION ON DUTIES. Agent, on behalf of Agent and the Debenture Holders, agrees that neither GMAC CF nor UPS shall have any duties to Agent or any of the Debenture Holders under or in respect of the Subordinated Loan Documents.

         (c) RIGHTS TO DEAL WITH COLLATERAL. Agent, on behalf of Agent and the Debenture Holders, agrees that (i) UPS shall be entitled to sell, transfer or otherwise dispose of or deal with the UPS Collateral as provided in the UPS Credit Facility, and (ii) GMAC CF shall be entitled to sell, transfer or otherwise dispose of or deal with the GMAC CF Collateral as provided in the GMAC CF Factoring Agreement. Upon request of GMAC CF or UPS, Agent, on behalf of Agent and the Debenture Holders, agrees that it will execute and deliver such further documents (including, without limitation, releases and termination statements) in conjunction with the sale, transfer or other disposition of any GMAC CF Collateral or UPS Collateral, as applicable, as shall be necessary or desirable, in the commercially reasonable opinion of GMAC CF or UPS, in order to effectuate the disposition of such collateral by such party. Each of Tarrant and Agent, on behalf of Agent and the Debenture Holders, hereby waives


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


any rights it may have to require marshalling of the Collateral. Accordingly, Agent, on behalf of Agent and the Debenture Holders, hereby agrees that UPS may liquidate the UPS Collateral in any order in its sole discretion and GMAC CF may liquidate the GMAC CF Collateral in any order in its sole discretion.

         (d) AMENDMENT OF LOAN DOCUMENTS. Each Senior Creditor reserves the right, in its sole discretion (but with any required consent of Tarrant and any other party thereto, and without limiting the obligations of Tarrant or any other party under any Loan Document), to amend, waive or otherwise modify any of the provisions of the Loan Documents to which it is a party and, in its sole discretion, to exercise or refrain from exercising any powers or rights which it may have thereunder.

         (e) TRANSFERS. Notwithstanding any provision to the contrary in any Loan Agreement and without limiting Section 5 hereof, any Creditor may transfer this Agreement or any other Loan Document or all or a portion of any of its rights and obligations under this Agreement or any other Loan Document (whether by way of security or otherwise) to one or more transferees, provided that each such transferee shall have, from and after the effective date of such transfer, to the extent of the interest transferred, agreed in writing to be bound by this Agreement to the same extent as if substituted for its transferor hereunder and shall thereby succeed to and assume the rights and obligations of such transferor under this Agreement and the other Loan Documents, and the transferor thereupon shall, to the same extent, be released from its obligations under this Agreement.

         (f) CERTAIN NOTICES BY AGENT. Agent, on behalf of Agent and the Debenture Holders, hereby agrees that it shall promptly notify GMAC CF and UPS of Agent declaring in writing to Tarrant an Event of Default (as defined in the Debentures) under the Subordinated Loan Documents.

         (g)      STANDSTILL.

                  (i) Agent, on behalf of Agent and the Debenture Holders, agrees that it shall not exercise any rights (including, but not limited to, setoff rights) nor assert any claims with respect to the Collateral or the Subsidiary Stock, nor seek to foreclose on its security interests, nor take any action or institute any proceedings, directly or indirectly, with respect to the Collateral (including, but not limited to, commencing or joining with any other creditor or creditors in commencing any Insolvency Proceeding against any Debtor) until the receipt by Agent, for the ratable benefit of the Debenture Holders, of notice from GMAC CF that the GMAC CF Obligors have indefeasibly satisfied in full the GMAC CF Debt and from UPS that the UPS Obligors have indefeasibly satisfied in full the UPS Debt.

                  (ii) Notwithstanding Section 3(g)(i) (except, with respect to clause (C), any actions described in clause (C) shall be subject to, and not in contravention of, such Section) or any other provision of this Agreement to the contrary, this Agreement does not prohibit, restrict or limit a Debenture Holder's right independently of, and without the consent of, the Agent, for the ratable benefit of the Debenture Holders, or any other Lender, to: (A) receive shares of Tarrant's Common Stock upon conversion or exercise of the Debentures or any other securities issued in connection therewith, and to seek specific performance thereof; or (B) receive


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         payments to the extent provided for under Section  3(h)(i)(A) below; or
         (C) seek to collect the Subordinated Indebtedness or take any other action, including a declaration of default as to, or acceleration of, any Subordinated Indebtedness or assertion of any claims or otherwise
         initiating  any  Insolvency   Case,  or  instituting  any  other  legal
         proceeding against Tarrant.

         (h)      SUBORDINATION OF THE SUBORDINATED INDEBTEDNESS.

                  (i) Tarrant and Agent, on behalf of Agent and the Debenture Holders, agree in favor of Senior Creditors that until all Senior Debt is indefeasibly paid and satisfied in full:

                           (A) Tarrant shall not, directly or indirectly, make, and Agent, on behalf of Agent and the Debenture Holders, agrees that it shall not, directly or indirectly, accept or receive, any payment of principal or interest or any prepayment or non-mandatory payment or any payment pursuant to acceleration or claims of breach or to acquire Subordinated
                  Indebtedness or otherwise in respect of any Subordinated Indebtedness; except that, so long as no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing under the terms of either of the GMAC CF Loan Documents or UPS Loan Documents or would be caused thereby, Agent, for the ratable benefit of the Debenture Holders, and the Debenture Holders may collect and receive and Tarrant may pay (1) regularly scheduled installments on a quarterly basis of interest at a per annum rate of 6%, as they become due (but not in advance, and without acceleration), (2) payment of liquidated damages and fees pursuant to the terms of the Debenture or the transaction documents entered into in connection therewith, and (3) after indefeasible payment of the Senior Debt, principal at maturity of the Debentures in accordance with the terms and conditions of the Debentures;

                           (B) Tarrant shall not grant to Agent, for the ratable benefit of the Debenture Holders, and Agent, on behalf of Agent and the Debenture Holders, agrees that it shall not acquire any additional collateral or guarantees for any Subordinated Indebtedness; and

                           (C) Tarrant and Agent shall not amend, modify, alter or change the terms of any of the Subordinated Loan Documents or any other arrangements related to the Subordinated Indebtedness, without the prior written consent of Senior Creditors;

                  (ii) A legend shall be written by Agent on any instrument at any time evidencing the Subordinated Indebtedness to the effect that it is subject to the terms and conditions of this Agreement.

                  (iii) Should any payment of or distribution on account of any Subordinated Indebtedness be received or collected by Agent, for the ratable benefit of the Debenture Holders, to the extent such payment or distribution was not permitted under Section 3(h)(i)(A) hereof, such payment shall be held in trust by Agent for the benefit of Senior Creditors and shall be delivered forthwith to Senior Creditors for application to Senior Debt, in the form received with any necessary endorsement or assignment. Such payment shall be split among the Senior Creditors on a 50/50 basis.

                  (vi)     Tarrant  and  Agent,  on  behalf  of  Agent  and  the
         Debenture  Holders,   waive  notice  of  acceptance  hereof  by  Senior
         Creditors,  and waive  notice of and  consent  to the  creation


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         of any Senior Debt,  extensions granted or other action taken by Senior
         Creditors in reliance hereon, the acquisition or release of collateral for or guarantors of the payment of Senior Debt, the releasing of any other subordinating creditor, if applicable. Tarrant and Agent, on behalf of Agent and the Debenture Holders, waive demand, presentment, protest, notice of protest and of default and any and all other notices (except as expressly provided for herein) to which any of them might otherwise be entitled.

         (i) INSOLVENCY. This Agreement shall be applicable both before and after the commencement of any Insolvency Proceeding by or against Tarrant and all converted and succeeding cases in respect thereof. The relative rights, as provided for in this Agreement, shall continue after the commencement of any such case on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement, subject to any court order approving the financing of or use of cash collateral by Tarrant, as debtor-in-possession.

         SECTION 4. NOTICES. All notices, requests, consents, demands and other communications to or upon the respective parties hereto shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified below its name on the signature pages hereof or at such other address as shall be designated by such party in a notice to the other parties. All notices, requests or demands required to be made or given hereunder shall be deemed to have been duly given or made: if by hand, immediately upon delivery; if by certified mail, return receipt requested, five (5) days after mailing; if by overnight delivery service, one day after dispatch; or if by telex, telecopier (fax) or telegram, immediately upon receipt.

         SECTION 5. BENEFIT OF AGREEMENT; OBLIGATIONS SEVERAL. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. By its consent to the provisions of this Agreement, Tarrant agrees to be bound by the provisions hereof. The obligations of each of the parties under this Agreement are several and not joint, it being expressly agreed that no Creditor shall be liable for the failure of any other Creditor to perform its obligations hereunder.

         SECTION 6. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York. Any legal action or proceeding with respect to this Agreement may be brought in any state or superior court located in New York County, New York or any court of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts.

         SECTION 7. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

         SECTION 8. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission of an adobe file format document (also known as a PDF file) shall be deemed an original signature hereto.

         SECTION 9. EFFECTIVENESS. This Agreement shall become effective on the date on which all of the parties hereto shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Creditors at their addresses set forth below. This Agreement shall remain effective until all Obligations are irrevocably paid in full, provided that once the Obligations owed to any Creditor shall have been irrevocably paid in full, such Creditor shall have no further rights hereunder.

         SECTION 10. HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         SECTION 11. AMENDMENT OR WAIVER. This Agreement may be amended, changed, waived, discharged or terminated with the written consent of each of the parties hereto, provided that no consent of any Creditor shall be required if all Obligations to that Creditor have been paid in full, are no longer outstanding and cannot be reborrowed.

         SECTION 12. INCONSISTENT PROVISIONS. If any provision of this Agreement shall be inconsistent with, or contrary to, any provision in any Loan Document, the provision in this Agreement shall be controlling, and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement.

         SECTION 13. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 14. REPRESENTATION AND WARRANTY OF AGENT. Agent represents, warrants, acknowledges and agrees on behalf of itself and any Debenture Holder on the date hereof that it is authorized to enter into this Agreement on behalf of itself and each Debenture Holder.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized officers to execute and deliver this Agreement as of the date first above written.

                           GMAC COMMERCIAL FINANCE LLC


                           By:          /S/ WES TAKEUCHI
                               ----------------------------------------------
                           Name:        WES TAKEUCHI
                                 --------------------------------------------
                           Title:       SENIOR VICE PRESIDENT
                                  -------------------------------------------

                           ADDRESS FOR NOTICES:
                           -------------------
                           444 South Flower Street
                           Suite 4500
                           Los Angeles, California 90071
                           Attention:  Mr. Wes Takeuchi
                           Telecopy No.: (213) 817-6612

                           WITH A COPY TO:
                           --------------

                           Otterbourg, Steindler, Houston & Rosen, P.C.
                           230 Park Avenue
                           New York, New York 10169
                           Attention:  Mitchell M. Brand, Esq.
                           Telecopy No.:  (212) 682-6104



                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                           UPS CAPITAL GLOBAL TRADE
                           FINANCE CORPORATION


                           By:        /S/ JOHN P. HOLLOWAY
                               ----------------------------------------------
                           Name:      JOHN P. HOLLOWAY
                                 --------------------------------------------
                           Title:     DIRECTOR OF PORTFOLIO MANAGEMENT
                                  -------------------------------------------

                           ADDRESS FOR NOTICES:
                           -------------------
                           35 Glenlake Parkway
                           Atlanta, Georgia  30328
                           Attention:  John P. Holloway
                           Telecopy No.:  (404) 828-3775

                           WITH A COPY TO:
                           --------------
                           Paul, Hastings, Janofsky & Walker LLP
                           600 Peachtree Street, N.E., Suite 2400
                           Atlanta, GA 30308-2222
                           Attention:  Chris D. Molen, Esq.
                           Telecopy No.:  (404) 815-2424


                           T.R. WINSTON & COMPANY

                           By:          /S/ G. TYLER RUNNELS
                               ----------------------------------------------
                           Name:        G. TYLER RUNNELS
                                 --------------------------------------------
                           Title:       CHAIRMAN/CEO
                                  -------------------------------------------

                           ADDRESS FOR NOTICES:
                           -------------------

                           376 Main Street
                           Bedminster, NJ  07921
                           Attention:  President


                           WITH A COPY TO:
                           --------------
                           Feldman Weinstein LLP
                           The Graybar Building
                           420 Lexington Avenue
                           New York, New York 10170-0002
                           Attention:  Robert Charron, Esq.
                           Telecopy No.:  (212) 401 4741

         The undersigned hereby acknowledge and agree to the terms of the annexed Intercreditor Agreement this 14th day of December, 2004.

                           TARRANT APPAREL GROUP (d/b/a
                           Fashion Resource)

                           By:               /S/ CORAZON REYES
                               ----------------------------------------------
                           Name:             CORAZON REYES
                                 --------------------------------------------
                           Title:            CHIEF FINANCIAL OFFICER
                                  -------------------------------------------

                           ADDRESS FOR NOTICES:
                           -------------------

                           3151 East Washington Boulevard
                           Los Angeles, California 90023
                           Attention:  Corazon Reyes
                           Telecopy No.:  (323) 881-0332

                                   SCHEDULE 1

                               GMAC CF COLLATERAL


                  All of each GMAC CF Obligor's present and future Accounts, Chattel Paper and Instruments, and all Supporting Obligations, General Intangibles and Documents arising out of or relating to the foregoing; Retained Goods; credit balances and other property of such GMAC CF Obligor's held or received by GMAC CF; rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor; and all of such GMAC CF Obligor's Records relating to and all proceeds of the foregoing property and rights, but excluding the UPS Collateral. As used in this Schedule:

                  "ACCOUNT" shall have the meaning set forth in the UCC.

                  "CHATTEL PAPER" shall have the meaning set forth in the UCC.

                  "CUSTOMER" shall mean and include the account debtor with respect to any Account and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with a GMAC CF Obligor, pursuant to which such GMAC CF Obligor is to deliver any personal property or perform any services.

                  "DOCUMENT" shall have the meaning set forth in the UCC.

                  "GENERAL INTANGIBLE" shall have the meaning set forth in the UCC.

                  "INSTRUMENT" shall have the meaning set forth in the UCC.

                  "INVENTORY" shall have the meaning set forth in the UCC.

                  "RECORDS" shall mean all of a GMAC CF Obligor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, ledger sheets, bills of lading and other shipping evidence, statements, files, correspondence, memoranda, documents, credit files, business papers and other data relating to the GMAC CF Collateral or any Customer, together with the computer software (whether owned by such GMAC CF Obligor or in which it has an interest), computer programs, tapes, disks, diskettes and other data and software storage media and devices, computers, file cabinets or containers in or on which the foregoing are stored (including, without limitation, any of such GMAC CF Obligor's rights with respect to the foregoing maintained with or by any other person).

                  "RETAINED GOODS" shall mean all merchandise returned or rejected by Customers or repossessed from Customers relating to or securing any of the Accounts.

                  "SUPPORTING OBLIGATION" shall have the meaning set forth in the UCC.

                                   SCHEDULE 2

                                 UPS COLLATERAL


1. Any and all Inventory financed pursuant to the UPS Credit Facility, acquired directly or indirectly by any UPS Obligor from one or more Tarrant Subsidiaries (the "INVENTORY");

2. That certain deposit account maintained by any UPS Obligor at Union Bank of California, N.A., Account Number 2100716472 and any proceeds thereof;

3.   FR's equity interests, direct or indirect, in TCL; and

4. Proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all accounts, books, general intangibles, inventory, investment property, negotiable collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

                                   SCHEDULE 3

                             SUBORDINATED COLLATERAL


All of Tarrant's present and future Accounts, Chattel Paper and Instruments, and all Supporting Obligations, General Intangibles and Documents arising out of or relating to the foregoing; Retained Goods; credit balances and other property of Tarrant held or received by the Debenture Holders; rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor; and all of Tarrant's Records relating to and all proceeds of the foregoing property and rights but excluding the UPS Collateral.